CITRINE GLOBAL

Plant-based wellness & pharma solutions company

CITRINE GLOBAL CORP. (Ticker: CTGL)
Company Presentation – December 2022

IMPORTANT NOTICE & DISCLAIMER

This Information Presentation is not an offer or invitation to sell or acquire any shares, securities or any assets or other interests of whatever nature and shall not be taken as any form of commitment or recommendation on the part of Citrine Global, Corp. (the "Company") to proceed with any transaction. A proposal regarding any transaction will only give rise to any contractual obligations, express or implied on the part of the Company when a definitive agreement has been executed. Nothing contained herein shall be deemed to constitute an agreement by the Company to permit the recipient of this Information Presentation (the "Recipient") to have unrestricted or any other type of access to the Company's information, books, records, employees or otherwise.

This Information Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Statements which are not historical reflect our current expectations and projections about our future results, performance, liquidity, financial condition, prospects and opportunities and are based upon information currently available to us and our management and their interpretation of what is believed to be significant factors affecting our business, including many assumptions regarding future events. Words such as "seek," "intend," "believe," "plan," "estimate," "expect," "anticipate," "will," "would," and other similar expressions all denote forward-looking statements within the meaning of the Act. These forward-looking statements are subject to risks, uncertainties, and assumptions about the Company and the business environment. The Company's actual results of operations may differ materially from the forward-looking statements. Forward-looking statements may include, among others, statements relating to plans to establish innovation centers in Israel and/or other countries, it being clarified that the Company has not yet established any operational innovation centers in any location, including the Green Vision center in Israel. The Recipient agrees that no information contained in this Information Presentation, or any other written or oral communication transmitted or made available binds the Company. The Company undertakes no obligation to update or revise this Information Presentation, whether as a result of new information, future events, or otherwise. In considering any prior performance information contained herein, the Recipient should note that past performance is not necessarily indicative of future results, and there can be no assurance that any transaction will achieve comparable results or that targeted returns will be met. Reference is made to Item 1A on our most recent Annual Report on Form 10-K for a discussion of *risk factors* facing the Company.

In accepting delivery of this Information Presentation to the Recipient pursuant to or in connection with this Information Presentation (collectively, "Information and Communication") is, or shall be relied upon as a promise or representation, whether as to the past or the future, and no liability will attach, except as provided in a definitive agreement between the Recipient and the Company, when, and if it is executed, and subject to such limitations as may be provided in any such agreement.
The Recipient shall undertake and conduct the Recipient's own review and due diligence of the Company, and the terms and conditions of any transaction, including all uncertainties, merits and risks involved. All statements contained in this Information Presentation, whether of facts or of opinions (e.g., of law, business, tax etc.) shall be verified by the Recipient through independent review and due diligence and is not intended to form the basis of any investment decision. The Recipient agrees that all such statements and any omission to make a statement, do not constitute any form of representation or warranty as to the matters stated or otherwise. The Recipient shall hold the Company harmless against any liability for damage or loss that may result from the Recipient relying upon any Information and Communication.
Any transaction described or contemplated in connection with this Information Presentation may be subject to legal and regulatory requirements applicable in multiple jurisdictions. The Recipient shall be solely responsible for complying with any and all such requirements (if applicable).
All images, including those of the plans of Cannovation Center Israel, are for illustration purposes only and do not bind the company. All rights are reserved to the company.

All, images, illustrations, and diagrams are for visual purposes only.

Plant-based wellness & pharma solutions company

Our mission is to leverage the power of plant-based solutions from nature to help improve people's health and quality of life



AGENDA

CITRINE GLOBAL CORP : COMPANY BRIEF

- We are a plant-based wellness & pharma solutions company.
- We are witnessing a global movement of health and wellbeing becoming a priority for the public, further emphasized by the recent global COVID-19 pandemic.
- The global health and wellness market is expected to reach USD 7.6 trillion by 2030*
- We believe that plant-based solutions from nature have the power to improve people's health and quality of life.
- We have built an end-to-end strategy to bring to market innovative plant-based wellness and pharma solutions covering the whole spectrum from:
    - Innovation , IP , and research & development
    - Product development
    - Infrastructure for production
    - Infrastructure for distribution, and
    - marketing and sales on a global scale
- We developed more then **100 plant-based formulations and products** lines under the brands **GreenFeels™** and **Green Side by Side™** targeting the wellness industry.
- We started beta-testing several products in the Israeli market with plans for an international network focusing on the U.S. market through local teams , distributors, online and physical shops and collaboration with partners worldwide.

*Research, P., 2022. Health and Wellness Market Size to Hit USD 7,656.7 Bn by 2030. [online] GlobeNewswire News Room.

CITRINE GLOBAL: COMPANY BRIEF

- Our headquarters and top executives are based in Israel, where we operate via our subsidiaries , Our team and partners are leaders in their respective fields as top-level businesspeople and executives in technology, finance and investments, with proven track records in bringing companies to global success.

- Our presence in Israel combined with close contacts with leading universities, researchers, companies, shareholder, and governmental support powers us to access the latest technologies, talent, and innovation to bring innovative solutions to the global market.

- On December 8, 2022, we signed an MOU * to acquire **MyPlant Bio Ltd**, specialized in Botanical Drug Development. MyPlant was founded by Cannasoul Analytics, a leading botanical research and development company and Prof. Dedi Meiri from the Faculty of Biology at the Israeli Institute of Technology (Technion).

- We acquired 125,000 sq ft (11,687 sqm) of land in the south of Israel, with Israeli government support, to build **the Green Vision Center**, a first-of-its-kind production and innovation center providing in a single location all that is needed for the production and release-to-market of plant-based wellness & pharma products.

- Our product & R&D strategy roadmap includes developing & bringing to market innovative & science backed plant-based wellness and pharma products and complementary solutions for balancing selected side effects caused by using medicines, treatments, or an unbalanced lifestyle.

Our mission is to leverage the power of plant-based solutions from nature and bring to market, innovative , science backed plant-based product lines for the wellness and botanical drug market with the purpose of helping to improve people's health and quality of life.

*8-K; Citrine-Global-Corp-Signs-MOU-with-MyPlant-Bio-Specialized-in-Botanical-Drug-Development

OUR TARGET MARGET POTENTIAL

Target Markets

WELLNESS

The Wellness market is expected to reach USD 7.6 trillion by 2030 [1)]

NUTRIOTIONAL SUPPLEMENTS

The Nutritional Supplements market is expected to reach $625 billion by 2030 [2)]

NATURAL COSMETICS MARKET

The Natural Cosmetics market is expected to reach $ 21.5 billion by 2028 [3)]

BOTANICAL & PLANT-DERIVED DRUG MARKET

The Botanical & Plant-Derived Dreug market is expected to reach USD 53 billion by 2026 [4)]

ORAL CAVITY CARE

The Dry Mouth Treatment Market is expected to reach $1.81 billion by 2032 [5)]

HEALTHY SNACKS & BEVERAGES MARKET

The Healthy Snacks & Beverages market is expected to reach USD 287.7 billion by 2027 [6)]

1. Research, P., 2022. Health and Wellness Market Size to Hit USD 7,656.7 Bn by 2030. [online] GlobeNewswire
2. Research, P., 2022. Nutritional Supplements Market to Hit US$ 624.7 Billion by 2030. [online] GlobeNewswire
3. Research, P. 2022 Vegan-Cosmetics-Market-to-Hit-USD-21-5-Billion-by-2028 [online] GlobeNewswire
4. 2018-2026, Botanical and Plant Derivative Drug Market - Global Forecast 2018-2026. [online] Inkwood Research
5. Dry Mouth Treatment Market Outlook (2022-2032), Persistence Market Research, 2021
6. Research, I., 2022. Global Superfoods Market Size is Projected to Reach US$ 287.75 Billion by 2027 [online] GlobeNewswire

greenFeels

OUR PRODUCT LINES

GREEN SIDE BY SIDE

IMPROVING THE QUALITY OF LIFE



BeCalm
60 Vegetarian Capsules
greenFeels
ReStart
60 Vegetarian Capsules
greenFeels
MultiTasking
60 Vegetarian Capsules
greenFeels
WellBeing
60 Vegetarian Capsules
greenFeels
Trio Mushrooms
60 Vegetarian Capsules
greenFeels
DryLess
Herbal Spray for the Oral Cavity
Aniseed Flavor
30 ml
greenFeels
DryLess
Herbal Spray for the Oral Cavity
Lemon Flavor
30 ml
greenFeels
DryLess
Herbal Spray for the Oral Cavity
Strawberry Flavor
30 ml
greenFeels
DryLess
Herbal Spray for the Oral Cavity
Passion Fruit Flavor
30 ml
greenFeels
DryLess
Herbal Spray for the Oral Cavity
Mint Flavor
30 ml
greenFeels

ABOUT OUR PRODUCT LINES - GREENFEELS™ & GREEN SIDE BY SIDE™

Our product lines include more than 100 wellness products under the brands GreenFeels™ and Green Side by Side™ targeting the nutritional supplements market that is expected to reach $625 billion by 2030 *

We used innovative technologies and expertise to develop our products, combining researched plants, herbal extracts, medicinal mushrooms, vitamins , minerals known for their healing qualities that contain substances with different anti-inflammatory properties and health-supportive effects that are relaxing, sleep enhancing, energizing, mood and body balancing, enhancing oral care, alleviating side effects, and more.

THE PRODUCT LINE CATEGORIES:

- Oral Cavity Care Product Line
- Medicinal Mushrooms Product Line
- Booster Product Line
- Personal Protection Product Line
- Balance & Calm Product Line
- Product Line for Men
- Product Line for Women
- Product Line for Sports
- Product Line for Weight Management
- Product Lines for Supporting Various Health Conditions


greenFeels


Our Products
GREEN SIDE BY SIDE

The products come in multiple form factors and are manufactured in Israel in a GMP-certified facility approved by the Israeli Ministry of Health.

* Research, P., 2022. Nutritional Supplements Market to Hit US$ 624.7 Billion by 2030. [online] GlobeNewswire Newsroom

OUR ORAL CAVITY CARE PRODUCT LINE


SmokLy+

The Oral Cavity product lines of sprays include:

- The **DryLess™ line of sprays** targeting adult population experiencing dry mouth and certain cancer treatment patients that experience constant dry mouth as a side effect of their cancer treatment regimen.
- The **SmokLy™ line of sprays** targeting the market of cannabis users and tobacco smokers.

The Oral Cavity Care Product Line targets to balance oral cavity side effects, including dryness side effect, xerostomia.

Research shows that over one in four people in the general population experiences dry mouth, with higher prevalence rates observed for long-term smokers (70%) and certain cancer treatment patients, as a side effect of radiotherapy (100%)*

The Dry Mouth Treatment Market is expected to reach $1.81 billion by 2032**.

We developed product lines of sprays for the oral cavity as nutritional supplements, which contain plant extract combinations distilled from seeds, roots and fruits with active anti-inflammatory effects that encourage saliva production and balance the taste in the oral cavity.

Key features of our solution:

- Tailored to address dry mouth issues associated with side effects of specific medical and wellness treatments.
- Made of plant extractions of purely natural ingredients.
- Convenient to use by simply spraying into the mouth.
- 7 different flavors: lemon, strawberry, passion fruit, anise, mango, maple and mint.
- Filed a provisional patent application for natural compositions promoting saliva production and moisture in the oral cavity.

DryLess



*How Common is Dry Mouth? Systematic Review and Meta-Regression Analysis of Prevalence Estimates Brazilian Dental Journal (2018) 29(6): 606-618
** Dry Mouth Treatment Market Outlook (2022-2032), Persistence Market Research, 2021

R&D PLAN AND PRODUCT ROADMAP



- Our IP strategy and R&D roadmap include building our patent portfolio, conducting clinical trials, registering our products for regulatory approvals and advancing our products through innovation and technologies .

- Developing wellness plant-based product portfolio across the range from scientific and research-based plants, such as herbal extracts, medicinal mushrooms, and other natural ingredients.

- Expanding our current product lines and registering the products for worldwide regulatory approvals.

- Developing complementary products portfolio for balancing selected side effects caused by medicines, treatments, cannabis, aging, stress, or an unbalanced lifestyle. We filed provisional patent applications in the field of Balancing Side Effects in the United States Patent and Trademark Office (USPTO):

    - Patent No. 63/418,046 for compositions and methods for treating, ameliorating, alleviating, mitigating, or balancing side effects associated with the use of medicines, treatments, aging and unbalanced or unhealthy lifestyle.

    - Patent No. 63/388,361 for the treatment, amelioration, alleviation, mitigation, or balance of side effects in the oral cavity associated with the use of medicines, treatments, aging or unbalanced/unhealthy lifestyle.

- Researching and developing pharma solutions with the mission of developing plant-based medicines and botanical drugs.

- Building the infrastructure for production and innovation centers to leverage IP & competitive advantage in developing and manufacturing wellness to pharma plant-based products.

MYPLANT BIO LTD – MOU FOR ACQUISITION

- On December 8, 2022, we signed a memorandum of understanding (MOU)* to acquire MyPlant Bio Ltd., a pioneering Israeli company that is specialized in botanical drug development and owns certain know-how and intellectual property rights that include a developed platform and cell-disease models to screen plant extracts to understand their biological effect, and has screening platforms using cell line models for certain diseases and conditions to detect effective plant materials and/or other substances for the treatment of these conditions. MyPlant was founded by Cannasoul Analytics, a leading botanical research and development company and Prof. Dedi Meiri from the Faculty of Biology at the Israeli Institute of Technology (Technion) and a member of the Technion Integrated Cancer Center.
- We plan to benefit from the collaboration with MyPlant and Professor Dedi Meiri to advance our strategy for developing scientifically backed plant-based products composed of specific active plant substances proven by research to be effective for different medical conditions and possibly offer personally customized products for individual patients tailored for their healing process and position our company with a competitive edge in the wellness , nutritional supplements and pharma market .
- In addition, we plan to benefit from MyPlant's database of verified substances and their researched effects on different medical conditions to advance development of plant-based pharma products positioned to capture market share in the botanical and plant-derived drug market that is expected to reach USD 53 billion by 2026**.
- Under the terms of the MOU*, Citrine Global will have the option to acquire 55% of MyPlant's shares for a purchase price of USD 2.44 million, payable with Citrine Global shares at the Citrine Global valuation of USD 45 Million ,the acquisition is subject to Citrine Global's sole decision and the execution of the Definitive Agreement and due diligence *.



*8-K; Citrine-Global-Corp-Signs-MOU-with-MyPlant-Bio-Specialized-in-Botanical-Drug-Development

**2018-2026, Botanical and Plant Derivative Drug Market - Global Forecast 2018-2026. [online] Inkwood Research

GREEN VISION CENTER

PRODUCTION & INNOVATION CENTER FOR PLANT-BASED WELLNESS & PHARMA PRODUCTS

GREEN VISION CENTER



All, images, illustrations, and diagrams are for visual purposes only and do not bind the company

GREEN VISION CENTER PRODUCTION & INNOVATION CENTER FOR PLANT-BASED WELLNESS & PHARMA PRODUCTS

The Green Vision Center is part of our strategy to create end-to-end plant-based solutions covering all the infrastructure, facilities, and activities required for developing, manufacturing, and bringing to market innovative plant-based wellness and pharma products.

We Acquired 125,000 sq ft (11,687 sqm) of industrial land in the south of Israel with government support for 90% of land acquisition cost as part of government programs that encourage industrial development and include additional grants and tax incentives.

The Green Vision Center Israel will include 65,000 sq. ft. (~ 5,800 sqm) built area for manufacturing plants, laboratories, logistics, import and export, offices, training, conference center, and an international visitor complex – all in a single location.

Green Vision Center Israel was designed by Avner Sher, one of Israel's most highly regarded architects. The design includes a unique roof in the shape of a lotus flower and will be built with solar panels and according to ecological green principles of saving energy.







GREEN VISION CENTER

PRODUCTION & INNOVATION CENTER FOR PLANT-BASED WELLNESS & PHARMA PRODUCTS

Green Vision Center Israel will include ~ 65,000 sq. ft. (~ 5,800 sqm) built area for innovation and production of plant-based wellness and pharma products such as: nutritional supplements, healthy snacks, healthy drinks, cosmetics, pharma products and combines:

- Manufacturing botanicals & nutritional supplements.
- Manufacturing pharma plant-based products & botanical drugs.
- Manufacturing natural cosmetics.
- Manufacturing healthy snacks & beverages.
- Manufacturing cannabis, cannabinoids, and related products.
- Research and development lab for product development, clinical trials, testing.
- Quality control lab (QC).
- Distribution area for local and global distribution and logistics services.
- Management & consultants' offices.
- International Visitor Complex training center and conference center.







Our Business Model for the Green Vision Center includes:

- Partnerships and collaboration with companies in the wellness and pharma industries that are interested in a production infrastructure in Israel.
- Production & sales of our branded products.
- Production & services to third parties.
- Laboratories & Consultants.
- Partnerships based on models of profit sharing, and more.
- The government support includes grants for the purchase of equipment, tax incentives of 7.5%, incentives for employing workers, and other benefits as part of a program of the Israeli government to encourages industrial development and benefits for the city of Yerucham.



We are building our first Green Vision Center in Israel and plan to build additional centers around the world.

Our mission is to become a leading worldwide production and innovation center for plant-based wellness and pharma products and to bring partners, market leaders, companies, technologies, and scientific collaboration from Israel and around the world.

CREATING REVENUE & GROWTH STRATEGY

We target to bring to the wellness and pharma market plant based innovative products to the global market .

Our strategy includes building a worldwide network with local teams, partners, collaborations & acquisitions of distribution companies with various business models that are intended to bring our products to the global market .

Initially, we are planning to build an infrastructure for sales and business development with local teams in North America and Europe.

Our Revenue model includes:

- Sales from proprietary product lines & brands worldwide according to local regulations.
- Commercialization and licensing of our IP, products & brands
- collaborations & acquisitions of distribution companies and strategic partnership activities.
- Green Vision Center operations.



COMPANY STRUCUTRE


Citrine Global Corp.
Public company (CTGL)
CTGL Citrine Global Israel Ltd.
100%
Cannovation Center Israel Ltd.
60%
MyPlant Bio Ltd.
55%(option)*
Nanomedic Ltd.**
Novomic Ltd. *
*10%
** les then 5%
Green Vision Center Israel
Production and innovation center for wellness & pharma products
Green brand Product Lines
GreenFeels™ and Green Side by Side™

*8-K; Citrine-Global-Corp-Signs-MOU-with-MyPlant-Bio-Specialized-in-Botanical-Drug-Development

BOARD OF DIRECTORS , LEADING TEAM & PARTNERS



ORA ELHARAR SOFFER

CHAIRWOMAN & CEO
CITRINE GLOBAL CORP.

Ora Elharar Soffer has been serving as our Chair of the Board and Chief Executive Officer since February 2020. Ms. Elharar Soffer is the entrepreneur behind the company and also the head of strategic business development. Additionally, Ms. Elharar Soffer is the founder, CEO and chairperson of Cannovation Center Israel Ltd.

Ms. Elharar Soffer serves as director or advisory board member in various companies. Ms. Elharar Soffer is the co-founder and CEO of Citrine SAL Investment & Holdings an Israeli company, that invests in various fields of companies and technologies and include Citrine S A L Biotech Funds, which specializes in healthcare, wellness solutions, digital health, medical devices, food tech, botanical nutraceuticals, and more, and Citrine S A L High-Tech Funds, which specializes in high-tech, cyber, IoT, technologies and public companies. Citrine S A L invested in various companies such as Nicast Ltd., Nanomedic Ltd., WellBe Digital Ltd., Biocep Ltd., Improdia Ltd., Intelicanna Ltd., iBOT Israel Botanicals Ltd., Cannbit Pharmaceuticals Ltd. Novomic Ltd., Dario Health, BSP Medical, ICB - Israel China Biotechnology, and more.

Ms. Elharar Soffer serves as director on the management boards of Nicast Ltd., Nanomedic Ltd., Biocep Ltd., iBOT Israel Botanicals Ltd., Beezhome Technologies Ltd, Beyond Blade Ltd, Citrine SAL investment & holdings Ltd, Citrine SAL high tech Ltd and Citrine S A L Biotech Ltd.

Previously, Ora was Co-Founder and CEO of Chip PC Technologies, managing and leading the company from Startup stage to going public and becoming an international technology company. Ora was also co-founder of Xseed Ltd. that was sold to Elbit Systems and OR1 Investment Ltd. She is also an investor, shareholder and founder in Beezhome Technologies Ltd., Beyond Blade Ltd, Citrine S A L Group, and more. Ms. Elharar Soffer is based in Israel.



ILANIT HALPERIN

CFO & DIRECTOR
CITRINE GLOBAL CORP.

Ilanit Halperin, CPA, has been serving as our Chief Financial Officer since May 2020 and Director since February 2020. Ms. Halperin worked for over 21 years in one of the six largest accounting firms in Israel, for the last 11 years as a partner. She then set up her own office providing CPA and financial consulting and management services.

For many years Ms. Halperin has accompanied public and private companies in Israel and abroad in diverse sectors, including industrial companies, real estate companies, technology companies, tourism companies and more.

Ms. Halperin has extensive experience in auditing and preparing financial statements according to Israeli, international (IFRS) and US GAAP standards. Ms. Halperin specializes in accompanying early and mature stage companies, providing, inter alia, tax advice, general financial consulting, assistance in preparing business plans, and assistance and accompaniment with investors, private placements and IPOs in Israel and the USA.

Ms. Halperin has many years of experience accompanying NASDAQ and OTC-traded companies. Ms. Halperin is based in Israel.

BOARD OF DIRECTORS , LEADING TEAM & PARTNERS



ILAN BEN ISHAY

DIRECTOR.

Ilan Ben-Ishay has been serving as a director since February 2020. Mr. Ben-Ishay is a diligent businessman, director, advisory board member, investor, owner and CEO with over 25 years of experience in taxation, finance and insurance, specialized in advising and leading customers, both private and institutional, on strategy, investment, capital raising, financing, M&As and IPOs. Mr. Ben-Ishay is a Major in the IDF Reserves.

Mr. Ben-Ishay is CEO and co-founder of Neto Financial Planning, which has been operating for over 27 years and is one of the largest companies in the Israeli private and business financial planning and insurance industry. Neto has thousands of loyal customers, which it has been accompanying for many years, providing financial advisory services in respect of products with a market worth of over $5 billion.

Mr. Ben-Ishay is chairman and co-founder of WealthStone Holdings Group, a long-standing investment body with extensive financial knowledge and experience. WealthStone specializes in alternative investments, real estate, technology and hedge funds, and manages more than half a billion dollars in investments in Israel alone.

In addition, Mr. Ben-Ishay is co-founder and an active board member of Superb Reality, which integrates machine learning, vision algorithms, AI, imaging optics and 3D into AR and VR imaging devices, and is investor and shareholder in Nicast Ltd., Nanomedic Ltd., and more. Mr. Ben-Ishay completed accounting studies and is an authorized pension insurance consultant. Mr. Ben-Ishay is based in Israel.



DORON BIRGER

DIRECTOR.

Doron Birger has been serving as a director since September 2020. Mr. Birger currently serves as the chairman of the board of directors of Matricelf (TASE: MTLF) and as a director of Icecure Medical Ltd. (NASDAQ and TASE:ICCM), Kadimastem Ltd. (TASE:KDST), Pluristem (NASDAQ and TASE: PSTI) and Hera Med Ltd (ASX:HMD).

Mr. Birger also serves as chairman and director of several private companies in Israel in the hi-tech sector mainly in the medical device field.

From 2002 to 2007, Mr. Birger served as the chairman of the board of directors of Given Imaging Ltd. and later on as board member until February 2014.

Mr. Birger served as chief executive officer of Elron Electronic Industries, Ltd., or Elron, from August 2002 to April 2009. Prior to that, he held other executive positions at Elron, including President since 2001, Chief Financial Officer from 1994 to August 2002, and Corporate Secretary from 1994 to 2001.

Mr. Birger is a director of variety of non-profit organizations in Israel. Mr. Birger holds a B.A. and an M.A. in economics from the Hebrew University Jerusalem. Mr. Birger is based in Israel.



DAVID KRETZMER

DIRECTOR.

David Kretzmer was appointed as director in April 2021. Mr. Kretzmer is an experienced international commercial lawyer and litigator with more than 35 years of experience in international litigation and transactions.

Mr. Kretzmer is concentrated on commercial law, property development and syndication, real estate law, corporate law, contracts, international trade, securities brokerage, investment banking, corporate restricting, and corporate development.

In addition to his position as a director in our Company, Mr. Kretzmer is a senior partner in the law firm of Kretzmer and Associates PLLC in New York as well as the law firm Kretzmer and Associates in Tel Aviv. Mr. Kretzmer is based in Israel.

BOARD OF DIRECTORS , LEADING TEAM & PARTNERS



PROFESSOR ITAMAR GROTTO (M.D.)

DIRECTOR CANNOVATION CENTER ISRAEL LTD., PRESIDENT GREEN VISION CENTER ISRAEL, MEMBER OF ADVISORY BOARD CITRINE GLOBAL CORP.

Prof. Itamar Grotto is a Public Health Physician and Professor of Epidemiology. He was the Director of Public Health Services (2007-2017) and the Associate Director General (2017-2021) of the Israel Ministry of Health. Between 2018 and 2021 he was a Member of the Executive Board of the World Health Organization (WHO).

During the Covid-19 outbreak in Israel, Prof. Grotto took a major role in the development of national strategy and lead the integrative and operative aspects of the emergency response of the Israeli government. His main research activities are in the fields of infectious diseases epidemiology, environmental health, health promotion and public health policy development. Prof. Grotto has authored more than 210 scientific publications. In his capacity as a member of the Executive Board of WHO he led to the Executive Board resolution on "The Highest Attainable Standard of Health for Persons with Disabilities" in January 2021.



PROFESSOR DEDI MEIRI

MYPLANT CHAIRPERSON

Professor David (Dedi) Meiri comes from a highly diverse background. He holds an M.Sc. in biochemistry and a Ph.D. in plant biotechnology from Tel Aviv University. He conducted his postdoctoral fellowship at the Ontario Cancer Institute, where he focused on the role of the GEF-H1 protein in tumor invasion and metastasis, receiving in a short time worldwide recognition as an expert in the fields of G-protein coupled receptors and small GTPases. Upon completion of his postdoctoral fellowship,

Prof. Meiri took a position at the Technion – Israel Institute of Technology, where he heads the "Laboratory of Cancer Biology and Cannabinoid Research" and a member of the Technion Integrated Cancer center. Professor Meiri's laboratory investigates the vast therapeutic potential of naturally-occurring plant molecules and other bioactive components in various species of plants, algae, mushrooms and from the human body and components affect various types of cancer, inflammatory diseases and disorders of the nervous system , Epilepsy, Alzheimer, sleep disorders and more.



DROR SHAKED:

DIRECTOR CITRINE GLOBAL CORP. *

Mr. Shaked is the Senior Vice President Business Development at Wix.com (NASDAQ:WIX), a position he has held since June 2011, where he leads the Global Corporate Business Development and mergers and acquisitions. Prior to Wix, Mr. Shaked was the Vice President Investments at Decima Ventures. Mr. Shaked holds an MBA from Tel Aviv University and BSc from Tel Aviv University.

Mr. Shaked , is investment specialist with broad experience in early and advanced stage technology startup companies. Experience in Investment, M&A, Venture & equity funding, opportunity assessment , business development and startup assessment globally and network of contacts with multinational technology organization in Israel , Europe, North America and Asia



DAVID FREIDENBERG

DIRECTOR CITRINE GLOBAL CORP. *

Mr. Freidenberg is a Strategic global executive leader offering extensive experience leading key growth initiatives in the tech industry. Known as an expert in forging partnerships, securing funding, and building strategic relationships that increase revenue and brand awareness. Proven track record of creating and executing GTM strategies with P&L accountability while serving as the brand champion.

Mr. Freidenberg hold the position of Chief Executive Officer of Biotav, a biotech startup company, a position he has held since October 2022. Mr. Freidenberg was the Chief Executive Officer and a Director of Seedo Corp. from June 2020 through November 4, 2021, and the CEO of Saffron Tech Ltd., a wholly owned subsidiary of Seedo Corp. Past posts include CEO and Director of POMM Inc.; CEO and Director of Chip Pc; COO of Nidam Communication as well as a Director and manager for Hot cable TV, and Bezeq (Israeli National telephone company). David received both his BA in Economics (2003) and MBA in finance and accounting (2007) from Hebrew University.

*appointed as directors on October 19, 2022, such appointment becoming effective upon the company listing on the Nasdaq Stock Market.

CITRINE GLOBAL

Improving people's health and quality of life

info@citrine-global.com

CITRINE GLOBAL CORP. (Ticker: CTGL)
Company Presentation – Dec 2022

www.citrine-global.com